Securities and Exchange Commission
                              Washington, D.C. 20549

                                     FORM 8-K

                                  Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 DECEMBER 4, 2002


                       AMERICAN NATURAL ENERGY CORPORATION
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              (Exact name of registrant as specified in its charter)


         OKLAHOMA                       0-18596                   73-1605215
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                7030 SOUTH YALE - SUITE 404, TULSA, OKLAHOMA 74136
                --------------------------------------------------
                     (Address of principal executive offices)


      Registrant's telephone number, including area code: (918) 481-1440
                                                          --------------

                                     N/A
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        (Former name or former address, if changed since last report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses acquired.  None required.

         (b)      Pro forma financial information.  None required.

         (c)      Exhibits:

                  EXHIBIT NUMBER            DESCRIPTION OF DOCUMENT
                  --------------      -------------------------------------
                       99.1           Press Release dated December 4, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN NATURAL ENERGY CORPORATION



Dated:  December 4, 2002                   By: /s/ Michael K. Paulk
                                               ---------------------------
                                               Michael K. Paulk, President





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                      AMERICAN NATURAL ENERGY CORPORATION
                           7030 South Yale, Suite 404
                              Tulsa, Oklahoma 74136
                      Tel: 918-481-1440 Fax: 918-481-1473


December 4, 2002                                             TSX Venture:  ANR.U


      AMERICAN NATURAL ENERGY CORPORATION ANNOUNCES DEVELOPMENT AGREEMENT

American Natural Energy Corporation ("ANEC") announced today that it has entered into a Development Agreement covering its leasehold acreage and a portion of lands covered by 3-D seismic it owns in St. Charles Parish, Louisiana. The Development Agreement, with a major company who is the mineral owner, creates an area of mutual interest ("AMI") covering approximately 8,400 acres, all within the 23.5 square mile 3-D seismic area and calls for both parties to make available for development, leases and/or mineral interests each owns within the AMI. Both parties may propose wells for drilling and the non-proposing party may elect whether or not to participate, with that election affecting only the proposed location. If both parties elect to participate the proposed well interest shall be shared 50% each. Both parties are responsible for their share of costs to develop the acreage within the AMI. Operations of the wells are at the election of the major company but ANEC anticipates that it will drill and operate most shallow wells within the AMI.

The Development Agreement is for a term of four (4) years with a continuous drilling obligation during that time. ANEC has received permits to drill on four
(4) locations and presently anticipates commencing drilling operations upon the completion of financing arrangements.

         For further information, please contact:

         Michael Paulk                               Steven Ensz
         Tel:  918-481-1440                          Tel: 281-367-5588

      This Press Release may contain statements which constitute forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs and current expectations of ANEC, its directors, or its officers with respect to the future business, well drilling and operating activities and performance of ANEC. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors, including, among others, the levels of and fluctuations in the


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prices for natural gas and oil and the demand for those commodities and the outcome of the ANEC's development and exploration activities. Important additional factors that could cause such differences are described in ANEC's periodic reports and other filings made with the Securities and Exchange Commission and may be viewed at the Commission's Website at www.sec.gov.
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